SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         -------------------------------

                         Date of Report: March 27, 2001




                             THE QUAKER OATS COMPANY
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             (Exact name of registrant as specified in its charter)



New Jersey                            1-12                    36-1655315
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(State or other jurisdiction   (Commission File Number)       (IRS Employer)
of incorporation)                                         Identification Number



Quaker Tower P.O. Box 049001 Chicago, Illinois                60604-9001
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:          (312) 222-7111
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Item 5.     Other Events.
            ------------

On March 27, 2001, PepsiCo, Inc. ("PepsiCo") and The Quaker Oats Company ("Quaker") issued a joint press release concerning the European Commission's approval of the proposed merger between PepsiCo and Quaker. The text of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)   Exhibits

      (99.1) Joint press release, dated March 27, 2001, issued by PepsiCo, Inc. and The Quaker Oats Company.




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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       THE QUAKER OATS COMPANY



                                       By:  /s/ William G. Barker
                                          --------------------------------------
                                          Name:   William G. Barker
                                          Title:  Vice President and Corporate
                                                  Controller



Date:    March 27, 2001

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                            EXHIBIT INDEX


Exhibit No.               Description

99.1 Joint press release, dated March 27, 2001, issued by PepsiCo, Inc. and The Quaker Oats Company.